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                                                             Exhibit 10.18(a)(3)

                   SECOND AMENDMENT TO CONTRIBUTION AGREEMENT


   THIS SECOND AMENDMENT TO CONTRIBUTION AGREEMENT ("Amendment") is made as of the 15th day of November, 1996 by and among CROSSROADS/MEMPHIS COMPANY, L.L.C., a Delaware limited liability company ("Crossroads"), CROSSROADS/MEMPHIS PARTNERSHIP, L.P., a Delaware limited partnership (the "Partnership"), TRUST LEASING, INC., a Tennessee Corporation and TRUST MANAGEMENT INC., a Tennessee Corporation (collectively, the "Companies") and PHILLIP H. MCNEILL, SR., an individual resident of the State of Tennessee ("McNeill").

                                  WITNESSETH:

   WHEREAS, Crossroads, the Partnership, the Companies and McNeill entered into that certain Contribution Agreement, dated October 4, 1996, as amended by that certain First Amendment to Contribution Agreement dated as of November 4, 1996 ("Contribution Agreement"); and

   WHEREAS, the parties wish to amend the Contribution Agreement in the manner set forth in this Amendment;

   NOW, THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

   1. DEFINITIONS. Unless otherwise defined herein, capitalized terms used in this Amendment have the definitions ascribed to them in the Contribution Agreement.

   2. FEES. Section 1.6(c) of the Contribution Agreement is hereby deleted in its entirety and replaced with the following:

   "(c) The Companies will pay any out-of-pocket expenses incurred to obtain a transfer or assignment of any franchises, licenses or permits necessitated by the transactions contemplated by this Agreement, the Partnership Agreement or the Exchange Agreement, whether payable before or after the Closing; provided, however, that upon the request of the Companies, the Partnership will reimburse the Companies for fifty percent (50%) of such fees up to a maximum reimbursement of Five Hundred Thousand Dollars ($500,000)."


   3. MANAGEMENT AGREEMENT.  The following is hereby added to the end of
Section 4.2.5 (d) of the Contribution Agreement:


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   "In the event the Companies are unable to obtain, prior to Closing, the consent of Jackson Inn, Ltd., ("Owner") to the assignment of that certain Hotel Management Agreement dated as of December 15, 1994 by and between Trust Management Inc. (formerly known as McNeill Hospitality Corporation) and Owner ("Jackson Management Agreement"), the Companies shall use their best efforts to obtain such consent after the Closing. If such consent is not obtained and the Jackson Management Agreement is not properly assigned to the Partnership within six (6) months of the Closing, the Companies shall pay to Partnership on the six (6) month anniversary of the Closing the present value of the management fees to be paid under the Jackson Management Agreement for the original term of such agreement, in immediately available funds."

   4. COMPANIES' ASSETS.  (a) The following are hereby added to Schedule
1.3(b) and will be included as Companies' Assets for purposes of the Contribution Agreement and the schedules and exhibits thereto: (i) All of the issued and outstanding shares of capital stock of Equity Bluefield, Inc., a West Virginia corporation and (ii) a fifty percent (50%) interest (including in the profits, losses and capital) in the State College BBQ/Concord Joint Venture.

   (b) The following is hereby added as a lease agreement for a hotel located in Arizona in Section A of Schedule 1.3(b) to the Contribution Agreement:
Homewood Suites, Camelback, Arizona.

   (c) The following is hereby added as an agreement listed on Schedule 1.3(b) to the Contribution Agreement: Joint Venture Agreement dated September 5, 1992 by and between State College BBQ Limited Partnership and Trust Leasing, Inc., as amended.

   5. REPRESENTATIONS AND WARRANTIES/DELIVERIES. (a) The following is hereby added to the end of Section 2.1.1 of the Contribution Agreement:

   "(d) Equity Bluefield, Inc., a West Virginia corporation ("Bluefield") is a corporation duly organized, validly existing and in good standing under the laws of the State of West Virginia and has the requisite corporate power and authority to own, lease or otherwise hold the assets owned, leased or otherwise held by it and to carry on its business as presently conducted by it. State College BBQ/Concord Joint Venture ("Joint Venture") is a joint venture duly organized and validly existing and has the requisite power and authority to own, lease or otherwise hold the assets owned, leased or otherwise held by it and to carry on its business as presently conducted by it.


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   "(e) Trust Leasing, Inc. is the only shareholder of Bluefield.  Trust
   Leasing, Inc., and State College BBQ Limited Partnership are the only joint venturers in the Joint Venture and each owns a fifty percent (50%) interest in the profits, losses and capital of the Joint Venture. Neither Bluefield nor the Joint Venture has any employees. Neither Bluefield nor Joint Venture is a party to, nor to the knowledge of McNeill or Companies, is threatened to be made a party to, any lawsuit, claim, administrative or other proceeding."

   (b) The following new Section 4.2.5(h) is hereby added to the Contribution
Agreement:

   "(h) The following shall have been delivered to the Partnership:

          (i) Original stock certificates representing all of the issued and outstanding shares of stock in Bluefield, duly endorsed or with duly executed stock powers;

          (ii) True, correct and complete copies of the organizational documents for Bluefield, certified by the secretary of Trust Leasing, Inc.;

          (iii) Certificate of the Secretary of the State of West Virginia to the effect that Bluefield is validly existing and in good standing and dated as of a date not more than ten (10) days prior to Closing;

          (iv) A duly executed Assignment of Trust Leasing, Inc.'s interest in the Joint Venture, together with the consent of the other joint venturer to such assignment;

          (v) True, correct and complete copies of the organizational documents of the Joint Venture, certified by the Secretary of Trust Leasing, Inc.; and

          (vi) Any and all corporate and other books and records of Joint Venture and Bluefield."

   6. CLOSING DATE/CLOSING STATEMENT. (a) The date "November 1, 1996" contained in Section 1.7 of the Contribution Agreement is hereby deleted and replaced with "November 15, 1996."

   (b) The phrase "no later than five (5) days prior to" is hereby deleted from the third sentence of Section 1.8(c)(i) of the Contribution Agreement and is hereby replaced with the following phrase: "within a reasonable time after".


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   7. EFFECT OF AMENDMENT.  Except as expressly modified hereunder, the
Contribution Agreement shall remain in full force and effect.

   8. HEADINGS. The headings of the paragraphs herein are included solely for convenience of reference and shall not control the meaning of the interpretation of any provision of this Amendment.

   9. MERGER. The Contribution Agreement, as amended by this Amendment, contains the entire understanding between the parties hereto and supersedes any prior or contemporaneous contracts, agreement, understandings and/or negotiations, whether oral or written.


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   IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and the year first above-written.


                                        CROSSROADS/MEMPHIS COMPANY, L.L.C.

                                        By: /s/ KEVIN P. KILKEARY
                                           ---------------------------------
                                        Title: President

                                        CROSSROADS/MEMPHIS PARTNERSHIP, L.P.

                                        By: CROSSROADS/MEMPHIS COMPANY,
                                            L.L.C., its general partner

                                        By: /s/ KEVIN P. KILKEARY
                                           ---------------------------------
                                        Title: President

                                        TRUST LEASING, INC.

                                        By: /s/ PHILLIP MCNEILL, JR.
                                           ---------------------------------
                                        Title:
                                              ------------------------------

                                        TRUST MANAGEMENT INC.

                                        By: /s/ DAVID LEVINE
                                           ---------------------------------
                                        Title: President

                                        /s/ PHILLIP MCNEILL
                                        ------------------------------------
                                        Phillip H. McNeill, Sr.